Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS	(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended						Twenty-six weeks ended
	August 4, 2007			July 29, 2006			August 4, 2007			July 29, 2006
		%			%			%			%
	Amount	Sales		Amount	Sales		Amount	Sales		Amount	Sales

Merchandise Sales	$458,569	82.1		$481,997	83.3		$903,604	81.8		939,312	82.7
Service Revenue	100,320	17.9		96,568	16.7		201,298	18.2		195,854	17.3
Total Revenues	558,889	100.0		578,565	100.0		1,104,902	100.0		1,135,166	100.0
Costs of Merchandise Sales	319,800	69.7		342,874	71.1		635,110	70.3		672,422	71.6
Costs of Service Revenue	88,951	88.7		90,589	93.8		177,862	88.4		178,764	91.3
Total Costs of Revenues	408,751	73.1		433,463	74.9		812,972	73.6		851,186	75.0
Gross Profit from Merchandise Sales	138,769	30.3		139,123	28.9		268,494	29.7		266,890	28.4
Gross Profit from Service Revenue	11,369	11.3		5,979	6.2		23,436	11.6		17,090	8.7
Total Gross Profit	150,138	26.9		145,102	25.1		291,930	26.4		283,980	25.0
Selling, General and Administrative Expenses	132,845	23.8		139,544	24.1		260,917	23.6		270,765	23.9
Net Gain (Loss) from Dispositions of Assets	(15)	—		6,431	1.1		2,344	0.2		6,016	0.5
Operating Profit	17,278	3.1		11,989	2.1		33,357	3.0		19,231	1.7
Non-operating Income	1,766	0.3		2,018	0.3		3,671	0.3		4,277	0.4
Interest Expense	12,331	2.2		11,968	2.1		24,987	2.3		22,305	2.0
Earnings From Continuing Operations Before Income Taxes and Cumulative Effect of Change in Accounting Principle	6,713	1.2		2,039	0.4		12,041	1.1		1,203	0.1
Income Tax Expense	2,517	37.5	(1)	569	27.9	(1)	4,625	38.4	(1)	600	49.9	(1)
Net Earnings From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	4,196	0.8		1,470	0.3		7,416	0.7		603	0.1
Discontinued Operations, Net of Tax	(17)	—		(30)	—		(62)	—		(133)	—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—	—		(88)	—		—	—		179	—
Net Earnings	4,179	0.7		1,352	0.2		7,354	0.7		649	0.1
Retained Earnings, beginning of period	462,757			477,438			463,797			481,926
Cumulative effect adjustment for adoption of FIN 48	—			—			(155)			—
Cash Dividends	(3,539)			(3,811)			(7,120)			(7,516)
Effect of Stock Options	(782)			(10)			(1,261)			(76)
Dividend Reinvestment Plan	—			(111)			—			(125)
Retained Earnings, end of period	$462,615			$474,858			$462,615			$474,858
Basic and Diluted Earnings per Share:
Net Earnings From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$0.08			$0.03			$0.14			$0.01
Discontinued Operations, Net of Tax	—			—			—			—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—			—			—			—
Earnings per Share	$0.08			$0.03			$0.14			$0.01
Cash Dividends per Share	$0.0675			$0.0675			$0.1350			$0.1350

(1)  As a percentage of earnings from continuing operations before income taxes and cumulative effect of change in accounting principle.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)

	August 4, 2007	February 3, 2007	July 29, 2006

Assets
Current Assets:
Cash and cash equivalents	$26,575	$21,884	$55,295
Accounts receivable, net	26,062	29,582	33,821
Merchandise inventories	615,085	607,042	612,681
Prepaid expenses	31,275	39,264	32,770
Other	55,065	70,368	64,346
Assets held for disposal	—	—	881
Total Current Assets	754,062	768,140	799,794
Property and Equipment - at cost:
Land	251,705	251,705	256,717
Buildings and improvements	932,300	929,225	918,266
Furniture, fixtures and equipment	697,561	684,042	658,765
Construction in progress	4,669	3,464	18,225
	1,886,235	1,868,436	1,851,973
Less accumulated depreciation and amortization	1,002,929	962,189	932,217
Property and Equipment - net	883,306	906,247	919,756
Deferred income taxes	24,604	24,828	4,583
Other	39,128	67,984	45,511
Total Assets	$1,701,100	$1,767,199	$1,769,644

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$243,615	$265,489	$295,041
Trade payable program liability	13,016	13,990	7,223
Accrued expenses	265,506	292,280	275,879
Deferred income taxes	31,020	28,931	17,780
Current maturities of long-term debt and obligations under capital leases	3,469	3,490	2,258
Convertible short-term debt	—	—	119,000
Total Current Liabilities	556,626	604,180	717,181

Long-term debt and obligations under capital leases, less current maturities	548,882	535,031	404,884
Other long-term liabilities	66,259	60,233	59,168
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	294,255	289,384	287,583
Retained earnings	462,615	463,797	474,858
Accumulated other comprehensive loss	(7,424)	(9,380)	(3,441)
Less cost of shares in treasury - 14,691,165 shares, 12,427,687 shares and 12,060,582 shares	229,406	185,339	179,882
Less cost of shares in benefits trust - 2,195,270 shares	59,264	59,264	59,264
Total Stockholders’ Equity	529,333	567,755	588,411
Total Liabilities and Stockholders’ Equity	$1,701,100	$1,767,199	$1,769,644

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Twenty-six weeks ended	August 4, 2007	July 29, 2006

Cash Flows from Operating Activities:
Net Earnings	$7,354	$649
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net loss from discontinued operations	62	133
Depreciation and amortization	41,689	41,419
Cumulative effect of change in accounting principle, net of tax	—	(179)
Accretion of asset disposal obligation	149	135
Stock compensation expense	6,053	1,718
Deferred income taxes	6,283	(5,252)
Gain from dispositions of assets	(2,344)	(6,016)
Loss from derivative valuation	2,622	—
Loss from asset impairment	—	550
Excess tax benefits from stock based awards	(609)	(33)
Increase in cash surrender value of life insurance policies	(846)	(1,167)
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable, prepaid expenses and other	28,556	34,084
(Increase) decrease in merchandise inventories	(8,043)	3,611
(Decrease) increase in accounts payable	(21,874)	33,101
Decrease in accrued expenses	(17,112)	(18,136)
Increase in other long-term liabilities	2,588	1,687
Net cash provided by continuing operations	44,528	86,304
Net cash used in discontinued operations	(124)	(245)
Net Cash Provided by Operating Activities	44,404	86,059

Cash Flows from Investing Activities:
Cash paid for property and equipment	(19,960)	(14,364)
Proceeds from dispositions of assets	2,376	687
Proceeds from life insurance policies	26,129	—
Proceeds from sales of assets held for disposal	—	6,981
Net Cash Provided by (Used in) Investing Activities	8,545	(6,696)

Cash Flows from Financing Activities:
Net borrowings (payments) under line of credit agreements	15,587	(60,266)
Excess tax benefits from stock based awards	609	33
Net payments on trade payable program liability	(974)	(3,933)
Reduction of long-term debt	(1,628)	(1,041)
Payments on capital lease obligations	(129)	(131)
Dividends paid	(7,121)	(7,516)
Repurchase of common stock	(58,152)	—
Proceeds from exercise of stock options	3,155	56
Proceeds from dividend reinvestment plan	395	449
Net Cash Used in Financing Activities	(48,258)	(72,349)
Net Increase in Cash	4,691	7,014
Cash and Cash Equivalents at Beginning of Period	21,884	48,281
Cash and Cash Equivalents at End of Period	$26,575	$55,295

Supplemental Disclosure of Cash Flow Information:
Non-cash operating activities:
Accrued payment of stock option settlement	$—	$1,056
Non-cash investing activities:
Accrued purchases of property and equipment	$2,346	$1,759
Non-cash financing activities:
Equipment capital leases	$—	$84

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	(in thousands, except per share data)

	Thirteen weeks ended		Twenty-six weeks ended
	August 4, 2007	July 29, 2006	August 4, 2007	July 29, 2006

(a) Net earnings from continuing operations Before Cumulative Effect of Change in Accounting Principle	$4,196	$1,470	$7,416	$603

Discontinued Operations, Net of Tax	(17)	(30)	(62)	(133)

Cumulative Effect of Change in Accounting Principle, Net of Tax	—	(88)	—	179

Net Earnings	$4,179	$1,352	$7,354	$649

(b) Average number of common shares outstanding during period	51,652	54,254	52,387	54,239

Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	612	936	562	967

(c) Average number of common shares assumed outstanding during period	52,264	55,190	52,949	55,206

Basic Earnings per Share:
Net Earnings From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$0.08	$0.03	$0.14	$0.01
Discontinued Operations, Net of Tax	—	—	—	—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—	—	—	—
Basic Earnings per Share	$0.08	$0.03	$0.14	$0.01
Diluted Earnings per Share:
Net Earnings From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$0.08	$0.03	$0.14	$0.01
Discontinued Operations, Net of Tax	—	—	—	—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—	—	—	—
Diluted Earnings per Share	$0.08	$0.03	$0.14	$0.01

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Twenty-six weeks ended
	August 4, 2007	July 29, 2006	August 4, 2007	July 29, 2006

Capital expenditures	$7,892	$9,823	$18,345	$16,123

Depreciation and amortization	$20,578	$20,696	$41,689	$41,419

Non-operating income:
Net rental revenue	$327	$497	$1,125	$1,170
Investment income	1,444	1,572	2,577	3,279
Other (expense) income	(5)	(51)	(31)	(172)

Total	$1,766	$2,018	$3,671	$4,277

Comparable sales percentages:
Merchandise	-5.1%	0.4%	-4.1%	-0.3%
Service	3.8%	0.0%	2.6%	-0.3%
Total	-3.6%	0.4%	-3.0%	-0.3%

Total square feet of retail space (including service centers)			12,142,100	12,167,089

Total Store Count			592	593

Sales and Gross Profit by Line of Business (A):

Retail Sales	$322,464	$353,554	$637,167	$681,511
Service Center Revenue	236,425	225,011	467,735	453,655
Total Revenues	$558,889	$578,565	$1,104,902	$1,135,166

Gross Profit from Retail Sales	$93,141	$100,179	$182,885	$189,768
Gross Profit from Service Center Revenue	56,997	44,923	109,045	94,212
Total Gross Profit	$150,138	$145,102	$291,930	$283,980

Comparable Sales Percentages (A):

Retail Sales	-9.0%	-0.5%	-6.9%	-1.7%
Service Center Revenue	4.9%	1.7%	2.9%	2.0%
Total Revenues	-3.6%	0.4%	-3.0%	-0.3%

Gross Profit Percentage by Line of Business (A):

Gross Profit Percentage from Retail Sales	28.9%	28.3%	28.7%	27.8%
Gross Profit Percentage from Service Center Revenue	24.1%	20.0%	23.3%	20.8%
Total Gross Profit Percentage	26.9%	25.1%	26.4%	25.0%

(A)  Retail Sales include DIY and Commercial sales. Service Center Revenue includes revenue from labor and installed parts and tires.